SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2008

MOOG INC.
(Exact name of registrant as specified in its charter)

New York	1-5129	16-0757636
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

East Aurora, New York	14052-0018
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (716) 652-2000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 6, 2008 Moog Inc. (the “Company”) issued a press release announcing that it had been selected as the complete flight control system supplier for the Gulfstream G-250 business jet. The information contained in this press release, which is filed as exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

This announcement has no impact on the Company’s most recent financial guidance for the 2009 fiscal year as communicated in its Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 4, 2008.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press release dated October 6, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Dated: October 7, 2008	By:	/s/ Jennifer Walter
Name:Jennifer Walter
Controller

EXHIBIT INDEX

Exhibits.	Description

99.1	Press release dated October 6, 2008